SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May  23, 2003
                                                --------------------------------

                           PATH 1 NETWORK TECHNOLOGIES INC.
               (Exact name of registrant as specified in Charter)

         Delaware                        000-30928              13-3989885
-----------------------------     ----------------------     -------------------
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                   Number)            Identification No.)

6215 Ferris Square, Suite 140, San Diego, California                 92121
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (858) 450-4220
                                                   -----------------------------

Item 7.    Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1 Press release issued by Path 1 Network Technologies Inc. on May 20, 2003, announcing financial results for the three months ended March 31, 2003.


Item 9.    Regulation FD Disclosure

Path 1 Network Technologies Inc. (the "Company") reported its financial results for the three months ended March 31, 2003, in a press release dated May 20, 2003, attached hereto as Exhibit 99.1 (the "Earnings Release").


Item 12.   Results of Operation and Financial Condition

The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. The Earnings Release reports the financial results of the Company for the quarter ended March 31, 2003.

                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Path 1 Network Technologies Inc.


Dated: May 23, 2003                      By:   /s/ Frederick A. Cary
                                            ------------------------------------
                                                  Frederick A. Cary
                                                  Chief Executive Officer

                                  EXHIBIT INDEX

--------------- ----------------------------------------------------------------
Exhibit Number                    Description of Document
--------------- ----------------------------------------------------------------
     99.1 Press release issued by Path 1 Network Technologies Inc. on May 20, 2003, announcing financial results for the three months ended March 31, 2003.
--------------- ----------------------------------------------------------------

        Path 1 Networks Posts 300% Increase in Year-Over-Year Q1 Revenues
                    - Gross Margins More Than Double to 46% -

SAN DIEGO, May 20, 2003 /PRNewswire-FirstCall via COMTEX/ -- Path 1 Network Technologies Inc. (OTC Bulletin Board: PNWK), an industry leader in providing broadcast quality video-over-IP networks, announced its results of operations for the first quarter ended March 31, 2003. Revenues for March 31, 2003 were $661,000, a 300% increase over revenue of $154,000 for the same quarter last year. First quarter 2003 gross profit increased over 800% to $305,000, versus $31,000 for the first quarter ended March 31, 2002. For the first quarter 2003, gross profit margin expanded to 46% of revenues, a dramatic improvement over the 20% gross profit recorded in the first quarter 2002.

Operating expenses, excluding stock-based compensation, decreased nearly 8.5% to $1,293,000 for the first quarter ended March 31, 2003 as compared to $1,412,000 for the same quarter last year.

Operating loss declined nearly 32% to $1.08 million, or $.11 per share, from $1.6 million or $.19 per share, for the first quarters ended March 31, 2003 and March 31, 2002, respectively. Loss from continuing operations declined nearly 44% to $1.2 million, or $.13 per share, compared to $2.2 million, or $.26 per share, for the quarters ended March 31, 2003 and 2002, respectively.

Significant highlights from this quarter and the first weeks of the second quarter include:

       -  Signed a worldwide OEM agreement with Scientific-Atlanta

       -  Signed a reseller agreement with Aurora Networks

       -  Established  a  reseller   agreement  with  Mi-Tech  for  Europe,  and
          Frontiers of Japan, our first VAR in the Asia Pacific Region

       - One of Path 1's customers, RTVi became the first broadcaster to regularly deliver broadcast-quality video, including live interviews, over IP in January using Path 1 Cx1000 products

       - Delivered both de-multiplexer and Pass Through versions of our new Chameleon vidX ASI to IP Gateway

       - Announced the appointment of Pat Bohana, former Scientific-Atlanta and Tandberg Television executive, as its new VP and General Manager

       -  Completed a $1.5 Million round of funding


About Path 1 Network Technologies Inc.

Path 1 Network Technologies Inc. is the pioneer and industry leader in providing broadcast quality video over packet-based IP networks. Path 1 products are sold directly and also through OEM relationships with Scientific Atlanta and Internet Photonics. Nine carriers have certified the Path 1 "long-haul" gateway for use on their IP backbones. From the delivery and distribution of broadcast materials to Video on Demand (VOD), Path 1's video infrastructure platforms allow high quality transmission of point-to-point, multipoint and multiplexed data over legacy IP systems. Video-over-IP service offerings using Path1 products are available throughout the US and Europe. Asian IP offerings are slated for launch in early 2003. For additional information please visit http://www.path1.com or call 877/ONE-PATH (663-7284).

For further information please contact: media, David Carnevale, Vice President of Marketing of Path 1 Network Technologies Inc., +1-858-450-4220, ext. 122, corpcomm@path1.com; or investors, Robert B. Prag, President of The Del Mar Consulting Group, Inc., +1-858-794-9500, bprag@delmarconsulting.com, for Path 1 Network Technologies.

FORWARD-LOOKING STATEMENT:

SAFE HARBOR STATEMENT: This news release contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that our products may not achieve customer acceptance or that they will perform as expected, that we may be unable to obtain necessary financing to continue operations and development, that our results may vary between and among reporting periods, and other risks identified in our annual report on Form 10-K and other filings with the SEC. You should consider these factors in evaluating the forward-looking statements included herein, and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof and Path 1 undertakes no obligation to update such statements.


                        Path 1 Network Technologies Inc.
                                  Balance Sheet

                                                                                 March 31,             December 31,
                                                                              2003 (unaudited)        2002 (audited)
                                                                            ---------------------  ---------------------
ASSETS
Current assets
   Cash and cash equivalents                                                         $       424            $       396
   Accounts receivable, net                                                                  338                    438
   Inventory                                                                                 285                    393
   Other current assets                                                                      196                     15
                                                                            ---------------------  ---------------------
       Total current assets                                                                1,243                  1,242

   Property and equipment, net                                                               183                    220
   Debt issuance costs, net                                                                  209                    107
   Other assets                                                                               64                     64
                                                                            ---------------------  ---------------------
Total Assets                                                                        $      1,699           $      1,633
                                                                            =====================  =====================

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current liabilities
   Accounts payable and accrued liabilities                                                1,159            $       930
   Accrued compensation and benefits                                                         141                    157
   Current portion of notes payable                                                        1,316                    863
   Deferred revenue                                                                           15                     61
                                                                            ---------------------  ---------------------
       Total current liabilities                                                           2,631                  2,011

   Notes payable                                                                             541                    161
                                                                            ---------------------  ---------------------
Total liabilities                                                                          3,172                  2,172
                                                                            ---------------------  ---------------------

Stockholders' deficit
   Preferred stock, 10 million shares authorized, $0.001 par value;
   no shares issued or outstanding                                                             -                      -
   Common stock, $0.001 par value;
     40,000,000 shares authorized; 9,637,346 and
       9,501,346 shares issued and outstanding at March 31, 2003,
       and December 31, 2002 respectively                                                     10                     10
   Common stock to be issued                                                                  12                     12
   Additional paid-in capital                                                             30,393                 30,126
   Deferred compensation                                                                    (25)                   (50)
   Accumulated deficit                                                                  (31,863)               (30,637)
                                                                            ---------------------  ---------------------
Total stockholders' deficit                                                              (1,473)                  (539)
                                                                            ---------------------  ---------------------
Total Liabilities and Stockholders'  Deficit                                        $      1,699           $      1,633
                                                                            =====================  =====================


                        Path 1 Network Technologies Inc.
                                  Income Sheet

                                                                               Three Months Ended March 31,
                                                                                 2003                2002
                                                                         ----------------------------------------
Revenues
   Product sales                                                                   $      598          $       -
   Contract services                                                                       63                154
   License revenue                                                                          -                  -
                                                                         ----------------------------------------
Total revenues                                                                            661                154
                                                                         ----------------------------------------
Cost of revenues
   Cost of product sales                                                                  338                  -
   Cost of contract services                                                               18                123
                                                                         ----------------------------------------
   Total cost of revenues                                                                 356                123
                                                                         ----------------------------------------
Gross profit                                                                              305                 31
                                                                         ----------------------------------------
Operating expenses, before depreciation and amortization
   Engineering research and development                                                   362                517
   Sales and marketing                                                                    291                193
   General and administrative                                                             640                702
   Stock-based compensation                                                                25                100
                                                                         ----------------------------------------
   Total operating expense, before depreciation and amortization                        1,318              1,512
                                                                         ----------------------------------------
Depreciation and amortization expense
   Depreciation expense                                                                    42                 35
   Amortization expense                                                                    26                 73
                                                                         ----------------------------------------
   Total depreciation and amortization                                                     68                108
                                                                         ----------------------------------------
Total operating expense                                                                 1,386              1,620
                                                                         ----------------------------------------
Operating loss                                                                         (1,081)            (1,589)
Other income (expense)
   Interest expense, net                                                                (144)                  -
   Loss on sale of securities                                                               -              (590)
   Other income (expense)                                                                 (1)                  -
                                                                         ----------------------------------------
   Total other income (expense)                                                         (145)              (590)
                                                                         ----------------------------------------
Loss from continuing operations                                                       (1,226)            (2,179)

Discontinued operations                                                                     -              (251)
                                                                         ----------------------------------------
Net loss                                                                         $    (1,226)       $    (2,430)
                                                                         ========================================
Net loss per common share from continuing operations                             $     (0.13)       $     (0.26)
                                                                         ========================================
Loss per common share - basic and diluted                                        $     (0.13)       $     (0.29)
                                                                         ========================================

Weighted average common shares outstanding - basic and diluted                         9,555              8,406
                                                                         ========================================